EXHIBIT 4.1






                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "Experts" and to the use of our report dated June 21, 2001 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 333-63004) and related Prospectus of Ranson Unit Investment Trusts, Series 112.




                                     ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
June 21, 2001